MERRILL LYNCH
                                                              CONNECTICUT
                                                              MUNICIPAL
                                                              BOND FUND

                               [GRAPHIC OMITTED]
                                                     STRATEGIC
                                                              Performance

                                                              Semi-Annual Report

                                                              January 31, 2000

Merrill Lynch Connecticut Municipal Bond Fund                   January 31, 2000

TO OUR SHAREHOLDERS

During the six months ended January 31, 2000, continued strong domestic growth, gradual improvement in foreign economies and investor concerns regarding future inflationary pressures pushed long-term fixed-income bond yields higher. The Federal Reserve Board continued to raise short-term interest rates in August and November 1999 as well as just after the period's close, seeking to moderate US economic growth and maintain the existing benign inflationary environment. US economic growth, in part intensified by Year 2000 preparations, grew 5.8% during the last fiscal quarter of 1999 and had an annual rate of 4.1% for 1999. A number of inflationary indicators have also begun to signal some increase in price pressures.

However, most investors believe that the Federal Reserve Board will be extremely vigilant in preventing such pressures from any material escalation. US Treasury bond yields responded by rising approximately 60 basis points (0.60%) by mid-January 2000. A strong rally, largely based upon an expected significant reduction in the future supply of US Treasury 30-year maturity bonds, pushed yields lower to 6.50% at January 31, 2000. Over the last six months, yields on 30-year US Treasury bonds rose approximately 40 basis points.

The tax-exempt bond market was also under pressure throughout the entire period. Despite receiving more than $30 billion in coupon payments, bond maturities and proceeds from early redemptions in December and January, overall investor demand has diminished. It is likely that the returns generated by the US equity market have continued to attract investor attention and have left little demand for competing investment alternatives. At January 31, 2000, the long-term tax-exempt revenue bond yield, as measured by the Bond Buyer Revenue Index, was 6.34%, an increase of nearly 70 basis points over the last six months.

Issuance by municipalities has significantly declined in recent months. Over the last six months, less than $100 billion in long-term tax-exempt bonds were issued, representing a decline of over 20% compared to the same period a year ago. During the last three months, less than $45 billion in long-term bonds were issued by various municipalities. This most recent quarterly issuance is 30% below the level of the January 31, 1999 quarter. Additionally, during January 2000, less than $8 billion in municipal debt was underwritten, down more than 50% from January 1999 levels. This represents the lowest monthly issuance in over five years. Toward the end of 1999, consensus estimates for 2000 annual issuance were in the $210 billion-$215 billion range. January's underwritings, as well as those expected to be issued in the near future, have led some analysts to revise their forecasts to the $190 billion range.

We believe an overall reduction in bond supply in the coming year should help support the municipal bond market's overall technical position. While tax-exempt bond yields, which are at their highest level in over three years, have attracted significant retail investor interest, institutional demand declined sharply. Long-term municipal mutual funds have seen consistent outflows in recent months as the yields of individual securities rose faster than those of larger, more diverse mutual funds. During the six months ended January 31, 2000, tax-exempt mutual funds have had net redemptions of approximately $9 billion. Also, the demand from property and casualty insurance companies has weakened as a result of the losses and anticipated losses incurred from a series of damaging storms across much of the eastern United States. Additionally, many institutional investors who have in recent years been attracted to the municipal bond market by historically attractive tax-exempt bond yield ratios of over 90%, found other asset classes even more attractive. Even with a reduced supply position, tax-exempt issuers have been forced to repeatedly raise municipal bond yields in an attempt to attract adequate demand. We believe a reduced bond supply going forward is likely to promote a more closely balanced supply/demand structure and foster a more stable tax-exempt interest rate environment.

Looking ahead, it appears to us that long-term tax-exempt bond yields will remain under pressure, trading in a broad range centered around current levels. Investors are also likely to remain concerned regarding future action by the Federal Reserve Board in early 2000. Any improvement in bond prices may be contingent upon weakening in both US employment growth and consumer spending. The 100 basis point rise in US Treasury bond yields seen thus far could

Merrill Lynch Connecticut Municipal Bond Fund                   January 31, 2000

negatively affect US economic growth. The US housing market is likely to be among the first sectors to be affected, as some declines have already been evidenced because of higher mortgage rates. We believe it is also unrealistic to expect double-digit returns in US equity markets to continue indefinitely. Much of the US consumer's wealth is tied to recent stock market appreciation. Any slowing in these incredible growth rates may reduce consumer spending. We believe that these factors suggest that the worst of the recent increase in bond yields has passed and stable, if not slightly improving, bond prices may be expected.

Portfolio Strategy

During the six-month period ended January 31, 2000, we continued to focus on seeking to increase the Fund's coupon income by purchasing securities with higher coupons and by reducing the duration of lower coupon issues. The execution of this strategy, which is still ongoing, has been somewhat difficult because the supply of higher-coupon Connecticut securities has been negligible.

We also increased the Fund's cash reserve position as a defensive measure in attempting to reduce the portfolio's duration. We anticipate maintaining this larger position in cash and cash equivalents until we believe economic fundamentals have created a more positive outlook for interest rates or when suitable full coupon securities enter the market.

In Conclusion

We appreciate your continuing interest in Merrill Lynch Connecticut Municipal Bond Fund, and we look forward to assisting you with your financial needs in the months and years to come.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President


/s/ Vincent R. Giordano

Vincent R. Giordano
Senior Vice President


/s/ William R. Bock

William R. Bock
Vice President and Portfolio Manager

March 3, 2000

Merrill Lynch Connecticut Municipal Bond Fund                   January 31, 2000

PERFORMANCE DATA

About Fund Performance

      Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing(SM) System, which offers four pricing alternatives:

o Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

o Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.25% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

o Class C Shares are subject to a distribution fee of 0.35% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.10% (but no distribution fee).

      None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders. The Fund's Investment Adviser voluntarily waived a portion of its management fee. Without such waiver, the Fund's performance would have been lower.

      Recent Performance Results*

                                                             6 Month         12 Month     Since Inception    Standardized
      As of January 31, 2000                               Total Return    Total Return    Total Return      30-Day Yield
      ===================================================================================================================
      ML Connecticut Municipal Bond Fund Class A Shares       -3.98%          -5.97%          +32.65%          4.79%
      -------------------------------------------------------------------------------------------------------------------
      ML Connecticut Municipal Bond Fund Class B Shares       -4.12           -6.35           +29.09           4.49
      -------------------------------------------------------------------------------------------------------------------
      ML Connecticut Municipal Bond Fund Class C Shares       -4.17           -6.52           +28.65           4.39
      -------------------------------------------------------------------------------------------------------------------
      ML Connecticut Municipal Bond Fund Class D Shares       -3.93           -5.97           +32.13           4.70
      ===================================================================================================================

* Investment results shown do not reflect sales charges; results would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. The Fund's since inception dates are from 7/01/94 for Class A & Class B Shares and from 10/21/94 for Class C & Class D Shares.

Merrill Lynch Connecticut Municipal Bond Fund                   January 31, 2000

PERFORMANCE DATA (concluded)

Average Annual Total Return

                                           % Return Without      % Return With
                                             Sales Charge        Sales Charge**
   ============================================================================
   Class A Shares*
   ============================================================================
   Year Ended 12/31/99                          -4.46%               -8.29%
   ----------------------------------------------------------------------------
   Five Years Ended 12/31/99                    +6.12                +5.26
   ----------------------------------------------------------------------------
   Inception (7/01/94)
   through 12/31/99                             +5.39                +4.61
   ----------------------------------------------------------------------------
*  Maximum sales charge is 4%.
** Assuming maximum sales charge.

                                              % Return              % Return
                                             Without CDSC          With CDSC**
   ============================================================================
   Class B Shares*
   ============================================================================
   Year Ended 12/31/99                          -4.94%               -8.58%
   ----------------------------------------------------------------------------
   Five Years Ended 12/31/99                    +5.59                +5.59
   ----------------------------------------------------------------------------
   Inception (7/01/94)
   through 12/31/99                             +4.85                +4.85
   ----------------------------------------------------------------------------
*  Maximum contingent deferred sales charge is 4% and is reduced to 0% after
   4 years.
** Assuming payment of applicable contingent deferred sales charge.
   ============================================================================
                                              % Return              % Return
                                             Without CDSC          With CDSC**
   ============================================================================
   Class C Shares*
   ============================================================================
   Year Ended 12/31/99                          -5.12%               -6.03%
   ----------------------------------------------------------------------------
   Five Years Ended 12/31/99                    +5.48                +5.48
   ----------------------------------------------------------------------------
   Inception (10/21/94)
   through 12/31/99                             +5.08                +5.08
   ----------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
** Assuming payment of applicable contingent deferred sales charge.

   ============================================================================
                                           % Return Without      % Return With
                                             Sales Charge        Sales Charge**
   ============================================================================
   Class D Shares*
   ============================================================================
   Year Ended 12/31/99                          -4.56%               -8.38%
   ----------------------------------------------------------------------------
   Five Years Ended 12/31/99                    +6.01                +5.15
   ----------------------------------------------------------------------------
   Inception (10/21/94)
   through 12/31/99                             +5.61                +4.79
   ----------------------------------------------------------------------------
*  Maximum sales charge is 4%.
** Assuming maximum sales charge.

Merrill Lynch Connecticut Municipal Bond Fund                   January 31, 2000

SCHEDULE OF INVESTMENTS                                           (in Thousands)

S&P      Moody's   Face
Ratings  Ratings  Amount                                         Issue                                             Value
--------------------------------------------------------------------------------------------------------------------------
Connecticut--89.6%
--------------------------------------------------------------------------------------------------------------------------
AAA      Aaa      $2,000    Bridgeport, Connecticut, GO, Refunding, Series A, 5.875% due 7/15/2019 (c)             $ 1,956
--------------------------------------------------------------------------------------------------------------------------
AAA      Aaa          40    Connecticut State Clean Water Fund, Revenue Refunding Bonds, 5.80% due 6/01/2016            40
--------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       1,000    Connecticut State Development Authority, Governmental Lease Revenue Bonds,
                            6.60% due 6/15/2014 (b)                                                                  1,065
--------------------------------------------------------------------------------------------------------------------------
BB+      Ba1       2,000    Connecticut State Development Authority, PCR, Refunding (Connecticut Light
                            and Power Company), Series A, 5.85% due 9/01/2028                                        1,740
--------------------------------------------------------------------------------------------------------------------------
AA       A1        2,000    Connecticut State Development Authority Revenue Bonds (General Fund), Series A,
                            6.375% due 10/15/2024                                                                    2,052
--------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       1,500    Connecticut State Development Authority, Solid Waste Disposal Facilities Revenue Bonds
                            (Pfizer Inc. Project), AMT, 7% due 7/01/2025                                             1,612
--------------------------------------------------------------------------------------------------------------------------
                            Connecticut State Development Authority, Water Facility Revenue Bonds (Bridgeport
                            Hydraulic Co. Project), AMT:
A+       NR*       1,250      6.15% due 4/01/2035                                                                    1,185
A+       NR*       3,000      6% due 9/01/2036                                                                       2,781
--------------------------------------------------------------------------------------------------------------------------
                            Connecticut State Development Authority, Water Facility Revenue Refunding Bonds
                            (Bridgeport Hydraulic Co. Project) (b):
AAA      Aaa       1,000      Series A, 6.05% due 3/01/2029                                                            992
AAA      Aaa       1,890      Series B, 5.50% due 6/01/2028                                                          1,715
--------------------------------------------------------------------------------------------------------------------------
                            Connecticut State, GO:
AA       Aa3       1,000      Series A, 5% due 6/15/2018                                                               879
AA       Aa3       2,000      Series B, 5.50% due 11/01/2018                                                         1,901
AA       Aa3       3,750      Series C, 5.25% due 8/01/2017                                                          3,455
--------------------------------------------------------------------------------------------------------------------------
                            Connecticut State, HFA, Revenue Bonds (Housing Mortgage Finance Program):
AA       Aa2         825      AMT, Series A, Sub-Series A-2, 6.20% due 11/15/2022                                      821
AAA      Aaa       4,110      Series B, 6.75% due 11/15/2023 (b)                                                     4,298
--------------------------------------------------------------------------------------------------------------------------
                            Connecticut State, HFA, Revenue Refunding Bonds (Housing Mortgage Finance Program):
AA       Aa2       1,000      AMT, Series B, Sub-Series B-2, 5.70% due 5/15/2017                                       946
AA       Aa2       1,200      Series C-1, 6.30% due 11/15/2017                                                       1,208
--------------------------------------------------------------------------------------------------------------------------
                            Connecticut State Health and Educational Facilities Authority Revenue Bonds:
AAA      Aaa       1,000      (Bridgeport Hospital), Series A, 6.625% due 7/01/2018 (b)                              1,042
AAA      Aaa       1,000      (Child Care Facilities Program), Series C, 5.50% due 7/01/2019 (d)                       930
AAA      Aaa       2,000      (Fairfield University), Series I, 5.25% due 7/01/2025 (b)                              1,747
AAA      Aaa       1,400      (Newington Children's Hospital), Series A, 6.30% due 7/01/2021 (b)                     1,406
NR*      Baa3      1,000      (Sacred Heart University), Series D, 6.20% due 7/01/2007 (e)                           1,070
AA       NR*       1,500      (Waterbury Hospital Issue), Series C, 5.75% due 7/01/2020                              1,401
AAA      Aaa       1,000      (Yale--New Haven Hospital Issue), Series G, 6.50% due 7/01/2012 (b)                    1,047
A1+      VMIG1+      600      (Yale University), VRDN, Series T-2, 2.85% due 7/01/2029 (a)                             600
A1+      VMIG1+    1,000      (Yale University), VRDN, Series U, 3% due 7/01/2033 (a)                                1,000
--------------------------------------------------------------------------------------------------------------------------

PORTFOLIO ABBREVIATIONS

To simplify the listings of Merrill Lynch Connecticut Municipal Bond Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT        Alternative Minimum Tax (subject to)
GO         General Obligation Bonds
HFA        Housing Finance Agency
PCR        Pollution Control Revenue Bonds
S/F        Single-Family
VRDN       Variable Rate Demand Notes

Merrill Lynch Connecticut Municipal Bond Fund                   January 31, 2000

SCHEDULE OF INVESTMENTS (concluded)                               (in Thousands)

S&P      Moody's   Face
Ratings  Ratings  Amount                                         Issue                                             Value
--------------------------------------------------------------------------------------------------------------------------
Connecticut (concluded)
--------------------------------------------------------------------------------------------------------------------------
                            Connecticut State Health and Educational Facilities Authority,
                              Revenue Refunding Bonds:
BBB-     Baa3    $  130       (Sacred Heart University), Series C, 6.625% due 7/01/2026                            $   129
AAA      Aaa        900       (Trinity College), Series D, 6.125% due 7/01/2004 (c)(e)                                 957
AAA      Aaa      1,000       (Yale--New Haven Hospital Issue), Series H, 5.70% due 7/01/2025 (b)                      926
--------------------------------------------------------------------------------------------------------------------------
NR*      A1         630     Connecticut State Higher Education, Supplemental Loan Authority Revenue Bonds
                            (Family Education Loan Program), AMT, Series A, 6.40% due 11/15/2014                       635
--------------------------------------------------------------------------------------------------------------------------
NR*      NR*      1,000     Connecticut State Regional Learning Educational Service Center Revenue Bonds
                            (Office/Education Center Facility), 7.75% due 2/01/2015                                  1,055
--------------------------------------------------------------------------------------------------------------------------
                            Connecticut State Special Tax Obligation Revenue Bonds, Transportation
                            Infrastructure:
AAA      Aaa      1,000       Series A, 5.625% due 12/01/2019 (c)                                                      956
A1+      VMIG1+     100       VRDN, Second Lien, Series 1, 3.25% due 12/01/2010 (a)                                    100
--------------------------------------------------------------------------------------------------------------------------
NR*      NR*      1,795     Eastern Connecticut, State Regional Educational Service Center Revenue Bonds,
                            6.50% due 5/15/2009                                                                      1,829
--------------------------------------------------------------------------------------------------------------------------
AA       Baa3     1,870     Waterbury, Connecticut, GO, 5% due 2/15/2018                                             1,578
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
Guam--1.8%
--------------------------------------------------------------------------------------------------------------------------
AAA      NR*      1,000     Guam Housing Corporation, S/F Mortgage Revenue Bonds, AMT, Series A,
                            5.75% due 9/01/2031 (f)                                                                    933
--------------------------------------------------------------------------------------------------------------------------
Total Investments (Cost--$48,884)--91.4%                                                                            47,987
Other Assets Less Liabilities--8.6%                                                                                  4,488
                                                                                                                   -------
Net Assets--100.0%                                                                                                 $52,475
                                                                                                                   =======
--------------------------------------------------------------------------------------------------------------------------

(a) The interest rate is subject to change periodically based upon prevailing market rates.
      The interest rate shown is the rate in effect at January 31, 2000.
(b)   MBIA Insured.
(c)   FGIC Insured.
(d)   AMBAC Insured.
(e)   Prerefunded.
(f)   FHLMC Collateralized.
      *Not Rated.
      +Highest short-term rating by Moody's Investors Service, Inc.

See Notes to Financial Statements.

Merrill Lynch Connecticut Municipal Bond Fund                   January 31, 2000

FINANCIAL INFORMATION

Statement of Assets and Liabilities as of January 31, 2000

Assets:           Investments, at value (identified cost--$48,883,869) ............                    $ 47,987,412
                  Cash ............................................................                       2,363,598
                  Receivables:
                      Securities sold .............................................  $ 3,552,746
                      Interest ....................................................      705,395
                      Beneficial interest sold ....................................       45,956          4,304,097
                                                                                     -----------
                  Prepaid expenses and other assets ...............................                             795
                                                                                                       ------------
                  Total assets ....................................................                      54,655,902
                                                                                                       ------------
-------------------------------------------------------------------------------------------------------------------
Liabilities:      Payables:
                      Securities purchased ........................................    1,858,765
                      Beneficial interest redeemed ................................      169,337
                      Dividends to shareholders ...................................       44,855
                      Investment adviser ..........................................       18,302
                      Distributor .................................................       17,037          2,108,296
                                                                                     -----------
                  Accrued expenses and other liabilities ..........................                          72,594
                                                                                                       ------------
                  Total liabilities ...............................................                       2,180,890
                                                                                                       ------------
-------------------------------------------------------------------------------------------------------------------
Net Assets:       Net assets ......................................................                    $ 52,475,012
                                                                                                       ============
-------------------------------------------------------------------------------------------------------------------
Net Assets        Class A Shares of beneficial interest, $.10 par value,
Consist of:       unlimited number of shares authorized ...........................                    $     67,943
                  Class B Shares of beneficial interest, $.10 par value,
                  unlimited number of shares authorized ...........................                         360,168
                  Class C Shares of beneficial interest, $.10 par value,
                  unlimited number of shares authorized ...........................                          49,788
                  Class D Shares of beneficial interest, $.10 par value,
                  unlimited number of shares authorized ...........................                          53,996
                  Paid-in capital in excess of par ................................                      54,149,369
                  Accumulated realized capital losses on investments--net .........                        (978,650)
                  Accumulated distributions in excess of realized
                  capital gains on investments--net ...............................                        (331,145)
                  Unrealized depreciation on investments--net .....................                        (896,457)
                                                                                                       ------------
                  Net assets ......................................................                    $ 52,475,012
                                                                                                       ============
-------------------------------------------------------------------------------------------------------------------
Net Asset Value:  Class A--Based on net assets of $6,701,575 and 679,428 shares
                  of beneficial interest outstanding ..............................                    $       9.86
                                                                                                       ============
                  Class B--Based on net assets of $35,530,852 and 3,601,677 shares
                  of beneficial interest outstanding ..............................                    $       9.87
                                                                                                       ============
                  Class C--Based on net assets of $4,914,800 and 497,877 shares
                  of beneficial interest outstanding ..............................                    $       9.87
                                                                                                       ============
                  Class D--Based on net assets of $5,327,785 and 539,955 shares
                  of beneficial interest outstanding ..............................                    $       9.87
                                                                                                       ============
-------------------------------------------------------------------------------------------------------------------

                  See Notes to Financial Statements.

Merrill Lynch Connecticut Municipal Bond Fund                   January 31, 2000

Statement of Operations

                                                                                               For the Six Months Ended
                                                                                                       January 31, 2000
-----------------------------------------------------------------------------------------------------------------------
Investment Income:     Interest and amortization of premium and discount earned ...........                $  1,654,070
-----------------------------------------------------------------------------------------------------------------------
Expenses:              Investment advisory fees ...........................................  $ 160,170
                       Account maintenance and distribution fees--Class B .................     97,276
                       Professional fees ..................................................     37,596
                       Accounting services ................................................     25,079
                       Account maintenance and distribution fees--Class C .................     16,798
                       Transfer agent fees--Class B .......................................      6,751
                       Registration fees ..................................................      4,478
                       Pricing fees .......................................................      3,479
                       Account maintenance fees--Class D ..................................      3,110
                       Custodian fees .....................................................      2,844
                       Trustees' fees and expenses ........................................      2,032
                       Printing and shareholder reports ...................................      1,621
                       Transfer agent fees--Class A .......................................      1,068
                       Transfer agent fees--Class C .......................................        931
                       Transfer agent fees--Class D .......................................        887
                       Other ..............................................................      1,104
                                                                                             ---------
                       Total expenses before reimbursement ................................    365,224
                       Reimbursement of expenses ..........................................    (29,122)
                                                                                             ---------
                       Total expenses after reimbursement .................................                     336,102
                                                                                                           ------------
                       Investment income--net .............................................                   1,317,968
                                                                                                           ------------
-----------------------------------------------------------------------------------------------------------------------
Realized &             Realized loss on investments--net ..................................                  (1,101,302)
Unrealized Loss on     Change in unrealized appreciation/depreciation on investments--net .                  (2,720,798)
Investments--Net:                                                                                          ------------
                       Net Decrease in Net Assets Resulting from Operations ...............                $ (2,504,132)
                                                                                                           ============
-----------------------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

Merrill Lynch Connecticut Municipal Bond Fund                   January 31, 2000

Statements of Changes in Net Assets

                                                                                         For the Six      For the
                                                                                        Months Ended    Year Ended
                                                                                         January 31,     July 31,
Increase (Decrease) in Net Assets:                                                          2000           1999
-------------------------------------------------------------------------------------------------------------------
Operations:           Investment income--net .......................................   $  1,317,968    $  2,646,129
                      Realized gain (loss) on investments--net .....................     (1,101,302)        398,934
                      Change in unrealized appreciation/depreciation
                      on investments--net ..........................................     (2,720,798)     (1,872,803)
                                                                                       ------------    ------------
                      Net increase (decrease) in net assets resulting
                      from operations ..............................................     (2,504,132)      1,172,260
                                                                                       ------------    ------------
-------------------------------------------------------------------------------------------------------------------
Dividends &           Investment income--net:
Distributions to        Class A ....................................................       (184,885)       (412,500)
Shareholders:           Class B ....................................................       (861,891)     (1,720,492)
                        Class C ....................................................       (121,042)       (225,980)
                        Class D ....................................................       (150,150)       (287,157)
                      Realized gain on investments--net:
                        Class A ....................................................         (2,382)             --
                        Class B ....................................................        (12,672)             --
                        Class C ....................................................         (1,685)             --
                        Class D ....................................................         (1,865)             --
                      In excess of realized gain on investments--net:
                        Class A ....................................................             --         (46,064)
                        Class B ....................................................             --        (216,885)
                        Class C ....................................................             --         (30,363)
                        Class D ....................................................             --         (37,833)
                                                                                       ------------    ------------
                      Net decrease in net assets resulting from dividends
                      and distributions to shareholders ............................     (1,336,572)     (2,977,274)
                                                                                       ------------    ------------
-------------------------------------------------------------------------------------------------------------------
Beneficial Interest   Net increase (decrease) in net assets derived from
Transactions:         beneficial interest transactions .............................     (8,551,680)      6,820,583
                                                                                       ------------    ------------
-------------------------------------------------------------------------------------------------------------------
Net Assets:           Total increase (decrease) in net assets ......................    (12,392,384)      5,015,569
                      Beginning of period ..........................................     64,867,396      59,851,827
                                                                                       ------------    ------------
                      End of period ................................................   $ 52,475,012    $ 64,867,396
                                                                                       ============    ============
-------------------------------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.

Merrill Lynch Connecticut Municipal Bond Fund                   January 31, 2000

Financial Highlights

                                                                                                Class A
                                                                -------------------------------------------------------------------
                                                                For the
                                                                  Six
The following per share data and ratios have been derived       Months
from information provided in the financial statements.           Ended                       For the Year Ended July 31,
                                                                Jan. 31,        ---------------------------------------------------
Increase (Decrease) in Net Asset Value:                           2000            1999           1998         1997          1996
-----------------------------------------------------------------------------------------------------------------------------------
Per Share            Net asset value, beginning of period ...   $   10.53       $   10.79     $   10.68     $   10.29     $   10.23
Operating                                                       ---------       ---------     ---------     ---------     ---------
Performance:         Investment income--net .................         .25             .48           .52           .56           .58
                     Realized and unrealized gain (loss) on
                     investments--net .......................        (.67)           (.21)          .11           .39           .06
                                                                ---------       ---------     ---------     ---------     ---------
                     Total from investment operations .......        (.42)            .27           .63           .95           .64
                                                                ---------       ---------     ---------     ---------     ---------
                     Less dividends and distributions:
                       Investment income--net ...............        (.25)           (.48)         (.52)         (.56)         (.58)
                       Realized gain on investments--net ....          --+             --            --            --            --
                       In excess of realized gain on
                       investments--net .....................          --            (.05)           --            --            --
                                                                ---------       ---------     ---------     ---------     ---------
                     Total dividends and distributions ......        (.25)           (.53)         (.52)         (.56)         (.58)
                                                                ---------       ---------     ---------     ---------     ---------
                     Net asset value, end of period .........   $    9.86       $   10.53     $   10.79     $   10.68     $   10.29
                                                                =========       =========     =========     =========     =========
-----------------------------------------------------------------------------------------------------------------------------------
Total Investment     Based on net asset value per share .....       (3.98%)++        2.50%         6.00%         9.51%         6.37%
Return:**                                                       =========       =========     =========     =========     =========
-----------------------------------------------------------------------------------------------------------------------------------
Ratios to Average    Expenses, net of reimbursement .........         .74%*           .84%          .77%          .52%          .34%
Net Assets:                                                     =========       =========     =========     =========     =========
                     Expenses ...............................         .84%*           .94%          .89%          .92%          .98%
                                                                =========       =========     =========     =========     =========
                     Investment income--net .................        4.91%*          4.43%         4.79%         5.38%         5.58%
                                                                =========       =========     =========     =========     =========
-----------------------------------------------------------------------------------------------------------------------------------
Supplemental         Net assets, end of period (in thousands)   $   6,701       $   9,013     $   8,855     $   8,380     $   7,589
Data:                                                           =========       =========     =========     =========     =========
                     Portfolio turnover .....................       33.59%          47.62%        53.99%        32.46%        57.58%
                                                                =========       =========     =========     =========     =========
-----------------------------------------------------------------------------------------------------------------------------------

                     *     Annualized.
                     **    Total investment returns exclude the effects of sales
                           charges.
                     +     Amount is less than $.01 per share.
                     ++    Aggregate total investment return.

                           See Notes to Financial Statements.

Merrill Lynch Connecticut Municipal Bond Fund                   January 31, 2000

Financial Highlights (continued)

                                                                                                Class B
                                                                -------------------------------------------------------------------
                                                                For the
                                                                  Six
The following per share data and ratios have been derived       Months
from information provided in the financial statements.           Ended                       For the Year Ended July 31,
                                                                Jan. 31,        ---------------------------------------------------
Increase (Decrease) in Net Asset Value:                           2000            1999           1998         1997          1996
-----------------------------------------------------------------------------------------------------------------------------------
Per Share            Net asset value, beginning of period ...   $   10.53       $   10.79     $   10.68     $   10.29     $   10.23
Operating                                                       ---------       ---------     ---------     ---------     ---------
Performance:         Investment income--net .................         .22             .43           .46           .51           .56
                     Realized and unrealized gain (loss) on
                     investments--net .......................        (.66)           (.21)          .11           .39           .06
                                                                ---------       ---------     ---------     ---------     ---------
                     Total from investment operations .......        (.44)            .22           .57           .90           .59
                                                                ---------       ---------     ---------     ---------     ---------
                     Less dividends and distributions:
                       Investment income--net ...............        (.22)           (.43)         (.46)         (.51)         (.53)
                       Realized gain on investments--net ....          --+             --            --            --            --
                       In excess of realized gain on
                       investments--net .....................          --            (.05)           --            --            --
                                                                ---------       ---------     ---------     ---------     ---------
                     Total dividends and distributions ......        (.22)           (.48)         (.46)         (.51)         (.53)
                                                                ---------       ---------     ---------     ---------     ---------
                     Net asset value, end of period .........   $    9.87       $   10.53     $   10.79     $   10.68     $   10.29
                                                                =========       =========     =========     =========     =========
-----------------------------------------------------------------------------------------------------------------------------------
Total Investment     Based on net asset value per share .....       (4.12%)++        1.99%         5.47%         8.96%         5.82%
Return:**                                                       =========       =========     =========     =========     =========
-----------------------------------------------------------------------------------------------------------------------------------
Ratios to Average    Expenses, net of reimbursement .........        1.25%*          1.35%         1.27%         1.02%          .85%
Net Assets:                                                     =========       =========     =========     =========     =========
                     Expenses ...............................        1.35%*          1.45%         1.40%         1.43%         1.49%
                                                                =========       =========     =========     =========     =========
                     Investment income--net .................        4.42%*          3.93%         4.28%         4.87%         5.07%
                                                                =========       =========     =========     =========     =========
-----------------------------------------------------------------------------------------------------------------------------------
Supplemental         Net assets, end of period (in thousands)   $  35,531       $  41,835     $  41,964     $  35,563     $  31,359
Data:                                                           =========       =========     =========     =========     =========
                     Portfolio turnover .....................       33.59%          47.62%        53.99%        32.46%        57.58%
                                                                =========       =========     =========     =========     =========
-----------------------------------------------------------------------------------------------------------------------------------

                     *     Annualized.
                     **    Total investment returns exclude the effects of sales
                           charges.
                     +     Amount is less than $.01 per share.
                     ++    Aggregate total investment return.

                           See Notes to Financial Statements.

Merrill Lynch Connecticut Municipal Bond Fund                   January 31, 2000

Financial Highlights (continued)

                                                                                                Class C
                                                                -------------------------------------------------------------------
                                                                For the
                                                                  Six
The following per share data and ratios have been derived       Months
from information provided in the financial statements.           Ended                       For the Year Ended July 31,
                                                                Jan. 31,        ---------------------------------------------------
Increase (Decrease) in Net Asset Value:                           2000            1999           1998         1997          1996
-----------------------------------------------------------------------------------------------------------------------------------
Per Share            Net asset value, beginning of period ...   $   10.53       $   10.80     $   10.69     $   10.30     $   10.24
Operating                                                       ---------       ---------     ---------     ---------     ---------
Performance:         Investment income--net .................         .22             .41           .45           .50           .52
                     Realized and unrealized gain (loss) on
                     investments--net .......................        (.66)           (.22)          .11           .39           .06
                                                                ---------       ---------     ---------     ---------     ---------
                     Total from investment operations .......        (.44)            .19           .56           .89           .58
                                                                ---------       ---------     ---------     ---------     ---------
                     Less dividends and distributions:
                       Investment income--net ...............        (.22)           (.41)         (.45)         (.50)         (.52)
                       Realized gain on investments--net ....          --+             --            --            --            --
                       In excess of realized gain on
                       investments--net .....................          --            (.05)           --            --            --
                                                                ---------       ---------     ---------     ---------     ---------
                     Total dividends and distributions ......        (.22)           (.46)         (.45)         (.50)         (.52)
                                                                ---------       ---------     ---------     ---------     ---------
                     Net asset value, end of period .........   $    9.87       $   10.53     $   10.80     $   10.69     $   10.30
                                                                =========       =========     =========     =========     =========
-----------------------------------------------------------------------------------------------------------------------------------
Total Investment     Based on net asset value per share .....       (4.17%)++        1.79%         5.36%         8.84%         5.72%
Return:**                                                       =========       =========     =========     =========     =========
-----------------------------------------------------------------------------------------------------------------------------------
Ratios to Average    Expenses, net of reimbursement .........        1.35%*          1.45%         1.37%         1.12%          .95%
Net Assets:                                                     =========       =========     =========     =========     =========
                     Expenses ...............................        1.45%*          1.55%         1.50%         1.53%         1.58%
                                                                =========       =========     =========     =========     =========
                     Investment income--net .................        4.31%*          3.82%         4.17%         4.77%         4.96%
                                                                =========       =========     =========     =========     =========
-----------------------------------------------------------------------------------------------------------------------------------
Supplemental         Net assets, end of period (in thousands)   $   4,915       $   6,837     $   4,399     $   2,016     $   1,829
Data:                                                           =========       =========     =========     =========     =========
                     Portfolio turnover .....................       33.59%          47.62%        53.99%        32.46%        57.58%
                                                                =========       =========     =========     =========     =========
-----------------------------------------------------------------------------------------------------------------------------------

                     *     Annualized.
                     **    Total investment returns exclude the effects of sales
                           charges.
                     +     Amount is less than $.01 per share.
                     ++    Aggregate total investment return.

                           See Notes to Financial Statements.

Merrill Lynch Connecticut Municipal Bond Fund                   January 31, 2000

FINANCIAL INFORMATION (concluded)

Financial Highlights (continued)

                                                                                                Class D
                                                                -------------------------------------------------------------------
                                                                For the
                                                                  Six
The following per share data and ratios have been derived       Months
from information provided in the financial statements.           Ended                       For the Year Ended July 31,
                                                                Jan. 31,        ---------------------------------------------------
Increase (Decrease) in Net Asset Value:                           2000            1999           1998         1997          1996
-----------------------------------------------------------------------------------------------------------------------------------
Per Share            Net asset value, beginning of period ...   $   10.53       $   10.79     $   10.68     $   10.29     $   10.23
Operating                                                       ---------       ---------     ---------     ---------     ---------
Performance:         Investment income--net .................         .25             .47           .51           .55           .57
                     Realized and unrealized gain (loss) on
                     investments--net .......................        (.66)           (.21)          .11           .39           .06
                                                                ---------       ---------     ---------     ---------     ---------
                     Total from investment operations .......        (.41)            .26           .62           .94           .63
                                                                ---------       ---------     ---------     ---------     ---------
                     Less dividends and distributions:
                       Investment income--net ...............        (.25)           (.47)         (.51)         (.55)         (.57)
                       Realized gain on investments--net ....          --+             --            --            --            --
                       In excess of realized gain on
                       investments--net .....................          --            (.05)           --            --            --
                                                                ---------       ---------     ---------     ---------     ---------
                     Total dividends and distributions ......        (.25)           (.52)         (.51)         (.55)         (.57)
                                                                ---------       ---------     ---------     ---------     ---------
                     Net asset value, end of period .........   $    9.87       $   10.53     $   10.79     $   10.68     $   10.29
                                                                =========       =========     =========     =========     =========
-----------------------------------------------------------------------------------------------------------------------------------
Total Investment     Based on net asset value per share .....       (3.93%)++        2.40%         5.90%         9.40%         6.26%
Return:**                                                       =========       =========     =========     =========     =========
-----------------------------------------------------------------------------------------------------------------------------------
Ratios to Average    Expenses, net of reimbursement .........         .85%*           .95%          .87%          .62%          .44%
Net Assets:                                                     =========       =========     =========     =========     =========
                     Expenses ...............................         .95%*          1.05%          .99%         1.03%         1.07%
                                                                =========       =========     =========     =========     =========
                     Investment income--net .................        4.82%*          4.32%         4.67%         5.27%         5.46%
                                                                =========       =========     =========     =========     =========
-----------------------------------------------------------------------------------------------------------------------------------
Supplemental         Net assets, end of period (in thousands)   $   5,328       $   7,182     $   46349     $   3,440     $   2,657
Data:                                                           =========       =========     =========     =========     =========
                     Portfolio turnover .....................       33.59%          47.62%        53.99%        32.46%        57.58%
                                                                =========       =========     =========     =========     =========
-----------------------------------------------------------------------------------------------------------------------------------

                     *     Annualized.
                     **    Total investment returns exclude the effects of sales
                           charges.
                     +     Amount is less than $.01 per share.
                     ++    Aggregate total investment return.

                           See Notes to Financial Statements.

Merrill Lynch Connecticut Municipal Bond Fund                   January 31, 2000

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

Merrill Lynch Connecticut Municipal Bond Fund (the "Fund") is part of Merrill Lynch Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund offers four classes of shares under the Merrill Lynch Select Pricing(SM) System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds and other portfolio securities in which the Fund invests are traded primarily in the over-the-counter municipal bond and money markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their settlement prices as of the close of such exchanges. Short-term investments with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by a pricing service retained by the Trust, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

Merrill Lynch Connecticut Municipal Bond Fund                   January 31, 2000

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are primarily due to differing tax treatments for post-October losses.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor ("MLFD" or the "Distributor"), a division of Princeton Funds Distributor, Inc. ("PFD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: .55% of the Fund's average daily net assets not exceeding $500 million; .525% of average daily net assets in excess of $500 million but not exceeding $1 billion; and .50% of average daily net assets in excess of $1 billion. For the six months ended January 31, 2000, FAM earned fees of $160,170, of which $29,122 was voluntarily waived.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

--------------------------------------------------------------------------------
                                                     Account        Distribution
                                                  Maintenance Fee       Fee
--------------------------------------------------------------------------------
Class B .......................................        .25%            .25%
Class C .......................................        .25%            .35%
Class D .......................................        .10%             --
--------------------------------------------------------------------------------

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended January 31, 2000, MLFD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

--------------------------------------------------------------------------------
                                                           MLFD           MLPF&S
--------------------------------------------------------------------------------
Class A ...................................               $    8          $   85
Class D ...................................               $  113          $1,563
--------------------------------------------------------------------------------

For the six months ended January 31, 2000, MLPF&S received contingent deferred sales charges of $38,301 and $977 relating to transactions in Class B and Class C Shares, respectively.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Merrill Lynch Connecticut Municipal Bond Fund                   January 31, 2000

NOTES TO FINANCIAL STATEMENTS (concluded)

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, FDS, PFD, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended January 31, 2000 were $18,199,879 and $27,241,955, respectively.

Net realized losses for the six months ended January 31, 2000 and net unrealized losses as of January 31, 2000 were as follows:

--------------------------------------------------------------------------------
                                                  Realized           Unrealized
                                                   Losses              Losses
--------------------------------------------------------------------------------
Long-term investments ................         $(1,101,302)         $  (896,457)
                                               -----------          -----------
Total ................................         $(1,101,302)         $  (896,457)
                                               ===========          ===========
--------------------------------------------------------------------------------

As of January 31, 2000, net unrealized depreciation for Federal income tax purposes aggregated $896,457, of which $692,604 related to appreciated securities and $1,589,061 related to depreciated securities. The aggregate cost of investments at January 31, 2000 for Federal income tax purposes was $48,883,869.

4. Beneficial Interest Transactions:

Net increase (decrease) in net assets derived from beneficial interest transactions was $(8,551,680) and $6,820,583 for the six months ended January 31, 2000 and for the year ended July 31, 1999, respectively.

Transactions in shares of beneficial interest for each class were as follows:

--------------------------------------------------------------------------------
Class A Shares for the Six Months                                      Dollar
Ended January 31, 2000                                Shares           Amount
--------------------------------------------------------------------------------
Shares sold ................................          217,086       $ 2,141,806
Shares issued to shareholders
in reinvestment of dividends
and distributions ..........................            8,250            83,218
                                                     --------       -----------
Total issued ...............................          225,336         2,225,024
Shares redeemed ............................         (402,178)       (4,039,532)
                                                     --------       -----------
Net decrease ...............................         (176,842)      $(1,814,508)
                                                     ========       ===========
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class A Shares for the Year                                            Dollar
Ended July 31, 1999                                   Shares           Amount
--------------------------------------------------------------------------------
Shares sold ................................          177,165       $ 1,934,587
Shares issued to shareholders
in reinvestment of dividends
and distributions ..........................           25,662           278,945
                                                     --------       -----------
Total issued ...............................          202,827         2,213,532
Shares redeemed ............................         (166,927)       (1,812,430)
                                                     --------       -----------
Net increase ...............................           35,900       $   401,102
                                                     ========       ===========
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class B Shares for the Six Months                                      Dollar
Ended January 31, 2000                                Shares           Amount
--------------------------------------------------------------------------------
Shares sold ................................          241,648       $ 2,451,948
Shares issued to shareholders
in reinvestment of dividends
and distributions ..........................           38,781           391,192
                                                     --------       -----------
Total issued ...............................          280,429         2,843,140
Automatic conversion
of shares ..................................             (944)           (9,554)
Shares redeemed ............................         (652,428)       (6,581,758)
                                                     --------       -----------
Net decrease ...............................         (372,943)      $(3,748,172)
                                                     ========       ===========
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class B Shares for the Year                                            Dollar
Ended July 31, 1999                                   Shares           Amount
--------------------------------------------------------------------------------
Shares sold ................................          759,454       $ 8,251,448
Shares issued to shareholders
in reinvestment of dividends
and distributions ..........................           96,851         1,052,027
                                                     --------       -----------
Total issued ...............................          856,305         9,303,475
Automatic conversion
of shares ..................................           (1,859)          (20,268)
Shares redeemed ............................         (767,760)       (8,274,670)
                                                     --------       -----------
Net increase ...............................           86,686       $ 1,008,537
                                                     ========       ===========
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class C Shares for the Six Months                                      Dollar
Ended January 31, 2000                                Shares           Amount
--------------------------------------------------------------------------------
Shares sold ................................           41,746       $   426,546
Shares issued to shareholders
in reinvestment of dividends
and distributions ..........................            8,739            88,248
                                                     --------       -----------
Total issued ...............................           50,485           514,794
Shares redeemed ............................         (201,715)       (2,068,659)
                                                     --------       -----------
Net decrease ...............................         (151,230)      $(1,553,865)
                                                     ========       ===========
--------------------------------------------------------------------------------

Merrill Lynch Connecticut Municipal Bond Fund                   January 31, 2000

--------------------------------------------------------------------------------
Class C Shares for the Year                                            Dollar
Ended July 31, 1999                                   Shares           Amount
--------------------------------------------------------------------------------
Shares sold ................................          274,615       $ 2,996,710
Shares issued to shareholders
in reinvestment of dividends
and distributions ..........................           17,146           186,113
                                                     --------       -----------
Total issued ...............................          291,761         3,182,823
Shares redeemed ............................          (49,930)         (544,294)
                                                     --------       -----------
Net increase ...............................          241,831       $ 2,638,529
                                                     ========       ===========
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class D Shares for the Six Months                                      Dollar
Ended January 31, 2000                                Shares           Amount
--------------------------------------------------------------------------------
Shares sold ................................           32,433       $   328,174
Automatic conversion
of shares ..................................              944             9,554
Shares issued to shareholders
in reinvestment of dividends
and distributions ..........................            7,819            78,923
                                                     --------       -----------
Total issued ...............................           41,196           416,651
Shares redeemed ............................         (183,437)       (1,851,786)
                                                     --------       -----------
Net decrease ...............................         (142,241)      $(1,435,135)
                                                     ========       ===========
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class D Shares for the Year                                            Dollar
Ended July 31, 1999                                   Shares           Amount
--------------------------------------------------------------------------------
Shares sold ................................          360,488       $ 3,945,264
Automatic conversion
of shares ..................................            1,859            20,268
Shares issued to shareholders
in reinvestment of dividends
and distributions ..........................           15,941           172,967
                                                     --------       -----------
Total issued ...............................          378,288         4,138,499
Shares redeemed ............................         (125,408)       (1,366,084)
                                                     --------       -----------
Net increase ...............................          252,880       $ 2,772,415
                                                     ========       ===========
--------------------------------------------------------------------------------

Merrill Lynch Connecticut Municipal Bond Fund                   January 31, 2000

OFFICERS AND TRUSTEES

Terry K. Glenn, President and Trustee
James H. Bodurtha, Trustee
Herbert I. London, Trustee
Joseph L. May, Trustee
Andre F. Perold, Trustee
Arthur Zeikel, Trustee
Vincent R. Giordano, Senior Vice President
William R. Bock, Vice President
Kenneth A. Jacob, Vice President
Donald C. Burke, Vice President and Treasurer
Alice A. Pellegrino, Secretary

--------------------------------------------------------------------------------
Robert R. Martin, Trustee of Merrill Lynch Connecticut Municipal Bond Fund has recently retired. The Fund's Board of Trustees wishes Mr. Martin well in his retirement.
--------------------------------------------------------------------------------

Custodian

State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.


Merrill Lynch Connecticut
Municipal Bond Fund
Merrill Lynch Multi-State
Municipal Series Trust
Box 9011
Princeton, NJ
08543-9011                                                           18138--1/00

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